                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: July 1, 1998
                      (Date of earliest event reported)

                            METAL MANAGEMENT, INC.
            (Exact name of registrant as specified in the charter)

      Delaware
  (State or other                                               94-2835068
   jurisdiction                    0-14836                     (IRS Employer
 of incorporation)           (Commission File No.)          Identification No.)


                     500 North Dearborn Street, Suite 405
                           Chicago, Illinois 60610
                   (Address of Principal Executive Offices)

                                (312) 645-0700
             (Registrant's telephone number including area code)

                                     N/A
        (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On May 28, 1998, Metal Management, Inc., a Delaware corporation (the "Company"), through a wholly owned subsidiary of the Company, merged with R&P Holdings, Inc., a Delaware corporation ("R&P"), in a transaction accounted for as a pooling of interests (the "Merger"). The accompanying supplementary consolidated financial statements give retroactive effect to the Merger.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit  23.1  Consent of Independent Accountants
        Exhibit  99.1  Financial Statements
                  (a) Report of Independent Accountants (dated May 28, 1998, from Price Waterhouse LLP to the Board of Directors and Stockholders of the Company)
                  (b)  Supplementary Consolidated Statements of Operations
                  (c)  Supplementary Consolidated Balance Sheets
                  (d)  Supplementary Consolidated Statements of Cash Flows
                  (e) Supplementary Consolidated Statements of Stockholders' Equity
                  (f)  Notes to Supplementary Consolidated Financial Statements

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  METAL MANAGEMENT, INC.


                                  By: /s/ Robert C. Larry
                                      -----------------------------------------
                                          Robert C. Larry
                                          Vice President, Finance,
                                          Treasurer and Chief Financial Officer



Date: July 1, 1998

                              INDEX TO EXHIBITS


EXHIBIT                                                              SEQUENTIAL
  NO.                        DOCUMENT DESCRIPTION                     PAGE NO.
-------                      --------------------                     --------
 23.1     Consent of Independent Accountants
 99.1     Financial Statements
             (a)  Report of Independent Accountants (dated
                  May 28, 1998, from Price Waterhouse LLP to
                  the Board of Directors and Stockholders of
                  the Company)                                            F-1
             (b)  Supplementary Consolidated Statements
                  of Operations                                           F-2
             (c)  Supplementary Consolidated Balance Sheets               F-3
             (d)  Supplementary Consolidated Statements of
                  Cash Flows                                              F-4
             (e)  Supplementary Consolidated Statements of
                  Stockholders' Equity                                    F-5
             (f)  Notes to Supplementary Consolidated
                  Financial Statements                                    F-6
